UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2007

American Telecom Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	1-32736 (Commission File No.)	77-0602480 (IRS Employer Identification No.)

2466 Peck Road
City of Industry, California 90601
(Address of principal executive offices)

Registrant’s telephone number:  (562) 908-1287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 1, 2007, we issued a press release announcing our financial results for the fiscal year ended June 30, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The press release contains non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are presented in Exhibit 3 to the press release.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release issued by us on October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TELECOM SERVICES, INC.

Date: October 1, 2007	By:	/s/ Edward James
Name: Edward James
Title: Chief Financial Officer